UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2007. The net asset values per share at that date were $16.17, $16.13, and $16.19 for Class A, Class C and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on December 28, 2007 and paid on December 31, 2007 to all three classes of sharesa. The distribution was as follows:

	Total Distribution	Ordinary Income	Short-Term Capital Gain	Long-Term Capital Gain
Class A	$1.160	$0.705	$0.304	$0.151
Class C	$1.129	$0.674	$0.304	$0.151
Class I	$1.178	$0.723	$0.304	$0.151

The total return, including income and change in net asset value, for the fund and the comparative benchmarks were:

	Six Months Ended December 31, 2007	Year Ended December 31, 2007
Cohen & Steers International Realty Fund—Class A	–6.24%	–4.64%
Cohen & Steers International Realty Fund—Class C	–6.52%	–5.23%
Cohen & Steers International Realty Fund—Class I	–6.05%	–4.32%
S&P/Citigroup BMI World Property Index (ex.-U.S.)[b]	–6.04%	–1.55%
S&P 500 Index[b]	–1.37%	5.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each calendar year.

b   The S&P/Citigroup BMI World Property Index (excluding U.S.) is an unmanaged portfolio of approximately 341 constituents from 23 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Review

European and Asian property market performance diverged by a wide margin in 2007, although volatility was a common thread uniting the two regions. European markets were rattled by the credit and liquidity crises that emerged when financial institutions disclosed their exposure to securities backed by U.S. subprime mortgages. Most of Asia Pacific, on the other hand, was positively correlated with China and appeared to be "decoupled," at least temporarily, from the economic influence of the United States. Japan was an exception, as its export-based economy was hurt by the yen's appreciation against the dollar.

The crises crossed the Atlantic

Credit and liquidity crises came to define the year in many markets around the world. The impact in Europe was felt in September when the Bank of England (BOE) stepped in to rescue Northern Rock PLC. A residential lender that borrowed heavily from the capital markets, Northern Rock saw its access to capital essentially cut off. The bank's difficulties contributed to a crisis of confidence that saw financial institutions become reluctant to lend to businesses and to each other.

With scarce capital becoming more expensive, commercial property transactions—and prices—declined, valuations dropped (cap rates expanded) and property stocks sold off. The high cost of debt also led to concerns about slowing economic growth, which put downward pressure on equities generally. Before year end, several European financial institutions—notably, Swiss Reinsurance Company, HSBC Holdings PLC, UBS and Barclays—would take significant write-downs tied to their exposure to asset-backed securities.

The U.K. declined

The United Kingdom's decline (–37.5% total return)1 began in January amid profit-taking from the late-2006 REIT-conversion rally. Two BOE interest-rate hikes and concerns that office property values would fall in an economic slowdown put additional downward pressure on prices. A 25 basis-point interest-rate cut by the U.K. central bank in December—the first in more than two years—may have signaled the beginning of a more accommodative monetary policy that could help economic growth and improve credit conditions.

London office rents increased throughout the year due to low vacancies, strong leasing activity and moderate new supply. The stock market, however, correctly anticipated that real estate asset values would decline, reversing the trend of the last several years. West End offices performed better than those in the City—the financial district—due to lower vacancies, minimal development activity and less reliance on financial services tenants.

The ECB targeted inflation

Europe's GDP growth in 2007 (3.0%) was accompanied by greater-than-targeted inflation (2.6%). The European Central Bank (ECB) took a hawkish stance against inflation and raised interest rates to 4.0% in the second quarter—its highest level in six years.

1 Country returns are in local currencies as measured by the S&P/Citigroup World Property Broad Market Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The decline in French property stocks (–18.8%) was attributable to the liquidity crunch and a diminished economic outlook. The Paris office sector, however, benefited from continued demand growth and limited supply. France's office market was also in a better position to ride out further erosion in the banking sector because of its modest reliance on financial services tenants.

Residential property shares in Germany (–38.7%) sold off as fundamentals for apartments were not as strong as the market expected. Norway (+8.7%) was the best performer among Europe's developed markets. Rising oil prices stimulated the energy-dependent economy, leading to higher valuations. Commercial property supply has been limited, and high construction costs kept supply tight.

Asia Pacific steered its own course

At times, Asia Pacific appeared largely immune to the credit crisis that paralyzed U.S. and European financial markets. However, evidence that the region was susceptible emerged in December when Centro Properties Group, an Australian LPT, was unable to refinance debt.

Hong Kong led the region, but China was the engine

Hong Kong (+57.2%) was the top performer in the region. Declining interest rates (the Hong Kong dollar is pegged to the U.S. dollar), falling unemployment and rising household income benefited residential developers. The office sector received a boost from China's decision to expand the Qualified Domestic Institutional Investor (QDII) program, which will allow mainland investors to invest in Hong Kong stocks. In response, several mainland financial institutions sought to establish offices or expand operations there.

Singapore (+8.9%) sold off over the second half of the year after the government introduced a policy initiative to increase office, residential and hotel property supply in an attempt to keep the country's cost of occupancy competitive with other markets in the region. This was followed by regulations preventing builders from offering deferred financing incentives to homebuyers, in an effort to moderate housing prices and discourage speculation.

Japan's recovery stalled

Japan (–13.2%) had positive returns early in the year on the belief that a sustained economic recovery was underway. Land prices, for example, rose nationally for the first time in 16 years. But property stocks—and equities in general—sold off as the prospect of global economic slowing created uncertainty about Japan's economy and corporate earnings. Property fundamentals in Japan were healthy nonetheless, particularly in the Tokyo office market.

Australia (–7.7%), a positive performer for most of the year, declined in December when Centro sold off on the announcement that it was unable to refinance A$2.7 billion of maturing debt, taken on to finance its aggressive acquisition program. Banks were unwilling to lend to the company because of its heavy reliance on off-balance sheet financing to acquire properties, its large debt load and its portfolio of second-tier American shopping centers.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Centro's difficulties reverberated throughout the world, as it was the first major liquidity event to hit commercial real estate markets. There do not appear to be many similar refinancing situations, however.

Global Real Estate Securities Total Returns In Local Currencies
2007

Country returns are in local currencies as measured by the S&P/Citigroup World Property Broad Market Index.

Performance hindered by overweights in the U.K. and Germany

Our portfolio trailed the benchmark in 2007. Our overweight in the United Kingdom, Germany and Italy detracted from performance; however stock selection in Italy and the United Kingdom enhanced returns. In our view, U.K. REITs are among the world's most attractively valued real estate securities, particularly prime offices in the West End. Stock selection in Japan lifted performance and more than offset our underweight there. Our underweight in Australia detracted from performance, although stock selection was positive.

Our overweight in Hong Kong was a positive contributor to performance, although stock selection detracted somewhat, as we did not fully participate in Hong Kong initial public offerings by mainland China homebuilders. In our view, homebuilding is a riskier business model than ownership of commercial properties that have recurring cash flows. Our underweight and stock selection in Austria also lifted returns; investors sold Austrian property company shares as poor structures and corporate governance began to affect returns to shareholders. U.S. dollar investors benefited from the effects of a favorable exchange rate.

Investment Outlook

A recovery in international property share prices is likely to hinge on how quickly and completely the global economy works through the liquidity and credit crises that escalated in 2007. As happened in the United States, continental Europe and the United Kingdom will likely experience further declines in real estate asset values, although, in our opinion, not to the degree that they saw in 2007.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

We believe that investor sentiment in the U.K. is bottoming out and that we are seeing the beginnings of constructive drivers for stocks. The BOE's 25 basis-point interest-rate cut on December 6 was a positive first step. While we are cognizant of the proposed additions to the City's office sector, particularly the 2009-2011 pipeline, it is our view that the credit crisis will likely postpone some of the new construction.

European property shares, while very inexpensive relative to real estate values, face continued concerns about the EU economy, as fighting inflation, rather than spurring growth, is the ECB primary focus. Nevertheless, in mid-December, the ECB joined the BOE, the U.S. Federal Reserve and other global central banks to pump record amounts of funds into the markets in an attempt to stimulate interbank and commercial lending.

Rate cuts by the Federal Reserve and inflation in 2008 are likely to stimulate Hong Kong's economy, which will probably lead to asset price inflation. Residential developers should benefit from that economic scenario as lower borrowing costs typically spur home purchases. We nevertheless believe that landlords represent the better value, as they have been largely overlooked and are attractively valued.

The stocks of landlords had sold off on concerns about new office supply coming on line in the non-core East Kowloon section, beginning in 2008; two major tenants in the business district (Central) were lured to a new development. While rental growth in Central may slow, demand is still strong, particularly from financial institutions, and supply is expected to remain tight until 2010.

Ultimately, we anticipate that the Chinese government's restrictive monetary and regulatory measures to control real estate speculation will succeed in slowing the white-hot economy. Share prices of richly valued mainland-based residential developers may come under pressure. We will selectively take advantages of opportunities, as we believe in China's long-term growth story.

We are less bullish on Singapore than we have been in the past because of the government's intention to increase office, residential and hotel supply with the goal of keeping the country cost-competitive with its neighbors. We are closely monitoring these initiatives and their effect on property fundamentals.

Japanese property stocks and J-REITs are cheap following this year's correction. If the global financial markets stabilize, Japanese real estate securities may regain the momentum they had going into 2007.

Centro will weigh on Australia for a while, even though its complex financing structure is an anomaly. We are cautious about the LPTs because of rising inflation, the likelihood of continued monetary tightening and a preponderance of portfolio assets in Europe and the United States. The domestic market, in our opinion, features strong demand growth and limited capacity.

Generally, 2008 is likely to be characterized as a year in which 2007's monetary tightening gives way to easing. Likewise, we believe investors will come to recognize that property stocks represent a significant buying opportunity in 2008, as economies benefit from lower interest rates and investors have more confidence in asset values. In this environment, we remain more focused than ever on companies with strong managements, solid balance sheets and properties in the most desirable locations.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

W. JOSEPH HOULIHAN	GERIOS J.M. ROVERS

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Cohen & Steers International Realty Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ending December 31, 2007

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–8.93%[b]	–6.18%[c]	—
1 Year (without sales charge)	–4.64%	–5.23%	–4.32%
Since Inception[d] (with sales charge)	16.75%[b]	18.01%	—
Since Inception[d] (without sales charge)	18.72%	18.01%	19.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2007 prospectuses were as follows: Class A—1.61%; Class C—2.26% and Class I—1.25%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007—December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007– December 31, 2007
Class A
Actual (–6.24% return)	$1,000.00	$937.60	$7.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.59	$7.68
Class C
Actual (–6.52% return)	$1,000.00	$934.80	$10.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.32	$10.97
Class I
Actual (–6.05% return)	$1,000.00	$939.50	$5.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.31	$5.96

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.51%, 2.16%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

DECEMBER 31, 2007

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Unibail-Rodamco	$237,870,220	6.5%
Mitsubishi Estate Co., Ltd.	237,219,827	6.4
Land Securities Group PLC	229,730,166	6.2
Cheung Kong Holdings Ltd.	228,020,316	6.2
Mitsui Fudosan Co., Ltd.	186,173,477	5.1
Henderson Land Development Company Ltd.	151,095,455	4.1
Sun Hung Kai Properties Ltd.	126,261,881	3.4
Derwent London PLC	124,013,093	3.4
Hongkong Land Holdings Ltd. (USD)	121,865,211	3.3
Westfield Group	117,285,168	3.2

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	99.0%
AUSTRALIA	13.8%
DIVERSIFIED	6.1%
DB RREEF Trust		7,497,111	$13,165,680
GPT Group		25,651,629	90,994,612
Mirvac Group		10,217,299	53,827,811
Stockland		9,181,057	67,877,235
			225,865,338
INDUSTRIAL	1.2%
Macquarie Goodman Group		10,387,016	44,598,374
OFFICE	2.1%
Commonwealth Property Office Fund		39,986,010	54,244,526
Tishman Speyer Office Fund		15,036,994	21,455,258
			75,699,784
SHOPPING CENTER	4.4%
CFS Gandel Retail Trust		22,498,259	46,225,768
Westfield Group		6,360,693	117,285,168
			163,510,936
TOTAL AUSTRALIA			509,674,432
AUSTRIA	0.7%
DIVERSIFIED
CA Immobilien Anlagen AGa		1,088,879	24,357,537
CANADA	0.3%
OFFICE
Brookfield Properties Corp.		572,929	11,028,883
FINLAND	1.5%
DIVERSIFIED	0.7%
Citycon Oyj		5,124,035	27,344,329
OFFICE	0.8%
Sponda Oyj		2,471,262	29,519,103
TOTAL FINLAND			56,863,432

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
FRANCE	7.6%
DIVERSIFIED
Fonciere des Regions		143,413	$18,189,481
ICADE		38,360	5,721,154
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		133,703	19,604,741
Unibail-Rodamco		1,085,221	237,870,220
			281,385,596
GERMANY	1.2%
APARTMENT	0.1%
Deutsche Wohnen AG		88,669	2,735,390
DIVERSIFIED	0.6%
IVG Immobilien AG		680,860	23,472,748
OFFICE	0.5%
Alstria Office AGa		1,293,354	19,382,223
TOTAL GERMANY			45,590,361
HONG KONG	24.6%
DIVERSIFIED	19.9%
Cheung Kong Holdings Ltd.		12,321,314	228,020,316
Chinese Estates Holdings Ltd.		10,831,000	19,696,768
Great Eagle Holdings Ltd.		18,138,626	67,809,904
Henderson Land Development Company Ltd.		16,018,378	151,095,455
Hysan Development Company Ltd.		27,922,190	79,855,444
Kerry Properties Ltd.		2,336,231	18,875,850
Sino Land Co., Ltd.		5,084,264	17,996,472
Sun Hung Kai Properties Ltd.		5,952,324	126,261,881
Wharf Holdings Ltd.		4,788,241	25,115,943
			734,728,033
HOTEL	0.9%
Shangri-La Asia Ltd.		11,085,168	35,185,819
OFFICE	3.3%
Hongkong Land Holdings Ltd. (USD)		24,669,071	121,865,211
REAL ESTATE OPERATIONS/DEVELOPMENT	0.5%
New World China Land Ltd.		18,499,088	16,773,354
TOTAL HONG KONG			908,552,417

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
ITALY	1.5%
OFFICE	1.2%
Beni Stabili S.p.A.		39,500,999	$42,938,944
SHOPPING CENTER	0.3%
Immobiliare Grande Distribuzione		3,671,068	10,922,427
TOTAL ITALY			53,861,371
JAPAN	19.2%
DIVERSIFIED	10.2%
Heiwa Real Estate Co., Ltd.		5,240,500	33,305,778
Kenedix Realty Investment Corp.		9,209	61,495,001
Mitsubishi Estate Co., Ltd.		9,833,400	237,219,827
Sumitomo Realty & Development Co., Ltd.		950,000	23,512,957
Tokyo Tatemono Co., Ltd.		2,167,000	20,522,634
			376,056,197
OFFICE	6.8%
DA Office Investment Corp.		5,770	37,394,083
Daibiru Corp.		928,800	9,993,444
Mitsui Fudosan Co., Ltd.		8,559,000	186,173,477
Mori Hills REIT Investment Corp.		1,426	9,828,761
Nomura Real Estate Office Fund		319	3,026,809
NTT Urban Development Corp.		2,382	3,859,303
			250,275,877
SHOPPING CENTER	2.2%
AEON Mall Co., Ltd.		3,013,700	79,581,211
TOTAL JAPAN			705,913,285
NETHERLANDS	1.8%
DIVERSIFIED	0.6%
Eurocommercial Properties NV		397,823	20,531,794
OFFICE	0.4%
VastNed Offices/Industrial NV		500,881	16,674,772
SHOPPING CENTER	0.8%
Corio NV		344,373	27,893,382
TOTAL NETHERLANDS			65,099,948

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
NORWAY	0.5%
DIVERSIFIED
Norwegian Property ASA		1,489,477	$18,241,797
SINGAPORE	3.1%
DIVERSIFIED	2.0%
CapitaLand Ltd.		615,000	2,678,836
Keppel Land Ltd.		11,725,000	59,299,038
Singapore Land Ltd.		1,990,100	11,060,335
			73,038,209
OFFICE	1.1%
CapitaCommercial Trust		23,808,000	40,356,747
TOTAL SINGAPORE			113,394,956
SWEDEN	1.6%
DIVERSIFIED
Castellum AB		2,931,952	30,507,144
Fabege AB		2,832,263	29,031,660
			59,538,804
UNITED KINGDOM	21.6%
DIVERSIFIED	12.7%
British Land Co., PLC		6,171,005	116,083,846
Hammerson PLC		5,185,718	105,807,595
Helical Bar PLC		2,696,346	17,175,512
Land Securities Group PLC		7,663,179	229,730,166
			468,797,119
INDUSTRIAL	2.8%
Brixton PLC		5,135,075	30,128,998
Segro PLC		7,598,875	71,093,721
			101,222,719
OFFICE	5.2%
Derwent London PLC		4,405,894	124,013,093
Great Portland Estates PLC		7,363,018	68,887,084
			192,900,177

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
SELF STORAGE	0.9%
Safestore Holdings Ltd.		9,108,419	$31,548,328
TOTAL UNITED KINGDOM			794,468,343
TOTAL COMMON STOCK (Identified cost—$3,636,882,395)			3,647,971,162
		Number of Rights
RIGHTS	0.0%
HONG KONG
Wharf Holdings Ltd., expires 1/8/08[a] TOTAL RIGHTS (Identified cost—$0)		598,530	821,334
		Principal Amount
COMMERCIAL PAPER	1.4%
Prudential Funding Corp., 3.15%, due 1/2/08 (Identified cost—$52,910,370)		$52,915,000	52,910,370
TOTAL INVESTMENTS (Identified cost—$3,689,792,765)	100.4%		3,701,702,866
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)%		(15,633,460)
NET ASSETS	100.0%		$3,686,069,406

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

a  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$3,689,792,765)	$3,701,702,866
Cash	30,697
Receivable for fund shares sold	77,103,551
Receivable for investment securities sold	27,061,534
Dividends receivable	11,415,828
Other assets	51,781
Total Assets	3,817,366,257
LIABILITIES:
Payable for dividends declared	88,595,527
Payable for fund shares redeemed	38,140,558
Payable for investment advisory fees	2,956,710
Payable for administration fees	199,716
Payable for distribution fees	128,755
Payable for shareholder servicing fees	45,631
Payable for directors' fees	4,163
Other liabilities	1,225,791
Total Liabilities	131,296,851
NET ASSETS	$3,686,069,406
NET ASSETS consist of:
Paid-in-capital	$3,942,135,943
Dividends in excess of net investment income	(138,447,934)
Accumulated net realized loss	(129,528,366)
Net unrealized appreciation	11,909,763
$3,686,069,406

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2007

CLASS A SHARES:
NET ASSETS	$1,475,242,525
Shares issued and outstanding ($0.001 par value common stock outstanding)	91,208,354
Net asset value and redemption price per share	$16.17
Maximum offering price per share ($16.17 ÷ 0.955)[a]	$16.93
CLASS C SHARES:
NET ASSETS	$1,074,874,946
Shares issued and outstanding ($0.001 par value common stock outstanding)	66,654,747
Net asset value and offering price per share[b]	$16.13
CLASS I SHARES:
NET ASSETS	$1,135,951,935
Shares issued and outstanding ($0.001 par value common stock outstanding)	70,144,033
Net asset value, offering, and redemption price per share	$16.19

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Investment Income:
Dividend income (net of $12,103,898 of foreign withholding tax)	$105,894,337
Interest income	2,269,662
Total Income	108,163,999
Expenses:
Investment advisory fees	34,912,814
Distribution fees—Class A	4,230,202
Distribution fees—Class C	8,514,949
Shareholder servicing fees—Class A	1,692,081
Shareholder servicing fees—Class C	2,838,316
Custodian fees and expenses	3,226,150
Administration fees	2,899,660
Transfer agent fees and expenses	1,603,143
Shareholder reporting expenses	593,278
Registration and filing fees	252,826
Professional fees	179,827
Line of credit fees	57,820
Directors' fees and expenses	52,665
Miscellaneous	69,512
Total Expenses	61,123,243
Net Investment Income	47,040,756
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	42,518,008
Foreign currency transactions	(4,883,428)
Net realized gain	37,634,580
Net change in unrealized appreciation on:
Investments	(394,271,824)
Foreign currency translations	52,045
Net change in unrealized appreciation	(394,219,779)
Net realized and unrealized loss	(356,585,199)
Net Decrease in Net Assets Resulting from Operations	$(309,544,443)

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$47,040,756	$12,449,838
Net realized gain on investments	37,634,580	27,735,137
Net change in unrealized appreciation	(394,219,779)	383,026,686
Net increase (decrease) in net assets resulting from operations	(309,544,443)	423,211,661
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(85,498,592)	(21,290,215)
Class C	(53,461,452)	(13,994,061)
Class I	(66,495,517)	(18,596,373)
Net realized gain on investments
Class A	(46,125,099)	(3,907,785)
Class C	(33,340,919)	(2,983,495)
Class I	(34,900,639)	(3,127,535)
Total dividends and distributions to shareholders	(319,822,218)	(63,899,464)
Capital Stock Transactions:
Increase in net assets from fund share transactions	1,994,884,224	1,658,109,653
Total increase in net assets	1,365,517,563	2,017,421,850
Net Assets:
Beginning of year	2,320,551,843	303,129,993
End of year[a]	$3,686,069,406	$2,320,551,843

a  Includes dividends in excess of net investment income of $138,447,934 and $37,088,746, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2007	2006	December 31, 2005
Net asset value, beginning of period	$18.48	$13.28	$11.46
Income from investment operations:
Net investment income	0.25 [c]	0.20 [b,c]	0.07 [c]
Net realized and unrealized gain (loss) on investments	(1.09)	5.59	1.86
Total from investment operations	(0.84)	5.79	1.93
Less dividends and distributions to shareholders from:
Net investment income	(0.95)	(0.50)	(0.06)
Net realized gain on investments	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(1.48)	(0.59)	(0.11)
Redemption fees retained by the fund	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.31)	5.20	1.82
Net asset value, end of period	$16.17	$18.48	$13.28
Total investment return[f]	–4.64%	43.88%	16.88%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,475.2	$921.0	$91.6
Ratio of expenses to average daily net assets (before expense reduction)	1.46%	1.61%	1.86%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.46%	1.61%	1.70%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.31%	1.26%	0.56%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.31%	1.26%	0.72%[g]
Portfolio turnover rate	67%	30%	35%[e]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Not annualized.

f  Does not reflect sales charges, which would reduce return.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2007	2006	December 31, 2005
Net asset value, beginning of period	$18.44	$13.26	$11.46
Income from investment operations:
Net investment income	0.12 [c]	0.10 [b,c]	0.01 [c]
Net realized and unrealized gain (loss) on investments	(1.07)	5.58	1.87
Total from investment operations	(0.95)	5.68	1.88
Less dividends and distributions to shareholders from:
Net investment income	(0.84)	(0.41)	(0.03)
Net realized gain on investments	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(1.37)	(0.50)	(0.08)
Redemption fees retained by the fund	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.31)	5.18	1.80
Net asset value, end of period	$16.13	$18.44	$13.26
Total investment return[f]	–5.23%	42.99%	16.37%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,074.9	$688.1	$61.4
Ratio of expenses to average daily net assets (before expense reduction)	2.12%	2.26%	2.50%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.12%	2.26%	2.35%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.63%	0.63%	(0.09)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.63%	0.63%	0.07%[g]
Portfolio turnover rate	67%	30%	35%[e]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Not annualized.

f  Does not reflect sales charges, which would reduce return.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,		For the Period March 31, 2005[a] through
Per Share Operating Performance:	2007	2006	December 31, 2005
Net asset value, beginning of period	$18.50	$13.28	$11.46
Income from investment operations:
Net investment income	0.30 [c]	0.26 [b,c]	0.11 [c]
Net realized and unrealized gain (loss) on investments	(1.08)	5.59	1.85
Total from investment operations	(0.78)	5.85	1.96
Less dividends and distributions to shareholders from:
Net investment income	(1.01)	(0.54)	(0.09)
Net realized gain on investments	(0.53)	(0.09)	(0.05)
Total dividends and distributions to shareholders	(1.54)	(0.63)	(0.14)
Redemption fees retained by the fund	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(2.31)	5.22	1.82
Net asset value, end of period	$16.19	$18.50	$13.28
Total investment return	–4.32%	44.45%	17.14%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,136.0	$711.5	$150.2
Ratio of expenses to average daily net assets (before expense reduction)	1.12%	1.25%	1.57%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.12%	1.25%	1.35%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.61%	1.60%	1.00%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.61%	1.60%	1.22%[f]
Portfolio turnover rate	67%	30%	35%[e]

a  Commencement of operations.

b  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

c  Calculation based on average shares outstanding.

d  Amount is less than $0.005.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

Under subadvisory agreements between the advisor and Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (formerly, Houlihan Rovers S.A.) (collectively the subadvisors),

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

affiliates of the advisor, the subadvisors are responsible for managing the fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisors 27.5%, 10.0% and 10.0%, respectively, of the advisory fee received by the advisor from the fund. Prior to January 16, 2007, Cohen & Steers Europe S.A. was the sole sub-advisor and was paid by the advisor at the annual rate of 0.30% of the average daily net assets of the fund. For the year ended December 31, 2007, the advisor paid the subadvisors $9,601,024, $3,386,436 and $3,731,821, respectively.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily net assets. For the year ended December 31, 2007, the fund paid the advisor $2,358,552 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended December 31, 2007, the fund has been advised that the distributor received $1,232,676 in sales commissions from the sale of Class A shares and that the distributor also received $545,372 and $939,654 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class C shares, including payments to dealers and other financial intermediaries for selling Class C shares and interest and other financing costs associated with Class C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $42,245 from the fund for the year ended December 31, 2007.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2007 totaled $4,304,261,712 and $2,568,294,799 respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Ordinary income	$282,912,385	$62,681,868
Long-term capital gains	36,909,833	1,217,596
Total dividends and distributions	$319,822,218	$63,899,464

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$226,863,608
Gross unrealized depreciation	(338,235,786)
Net unrealized depreciation	$(111,372,178)
Cost for federal income tax purposes	$3,813,075,044

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, mark-to-market of passive foreign investment companies (PFICs) and post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first day of the fund's next taxable year) and permanent book/tax differences primarily attributable to tax adjustments on sales of PFICs. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $8,691,138, accumulated net realized gain was charged $65,746,755 and accumulated net investment income was credited $57,055,617.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
CLASS A:
Sold	79,760,136	$1,527,023,383	46,467,246	$751,852,467
Issued as reinvestment of dividends and distributions	4,669,290	78,131,752	790,327	13,986,265
Redeemed	(43,058,128)	(784,608,763)	(4,318,940)	(67,382,581)
Redemption fees retained by the fund[a]	—	702,722	—	45,337
Net increase	41,371,298	$821,249,094	42,938,633	$698,501,488
CLASS C:
Sold	41,585,208	$793,585,391	33,421,539	$534,794,092
Issued as reinvestment of dividends and distributions	2,352,429	38,981,598	418,972	7,471,231
Redeemed	(14,601,000)	(265,281,911)	(1,149,560)	(18,310,143)
Redemption fees retained by the fund[a]	—	437,125	—	33,909
Net increase	29,336,637	$567,722,203	32,690,951	$523,989,089
CLASS I:
Sold	47,863,396	$910,203,903	29,457,416	$472,400,076
Issued as reinvestment of dividends and distributions	5,298,020	88,700,679	1,103,766	19,357,953
Redeemed	(21,479,393)	(393,408,035)	(3,406,325)	(56,177,768)
Redemption fees retained by the fund[a]	—	416,380	—	38,815
Net increase	31,682,023	$605,912,927	27,154,857	$435,619,076

a  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2007, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers International Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers International Realty Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2008

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $54,337,899. Also, the fund designates a long-term capital gain distribution of $37,886,667 at the 15% rate and $34,130 at the 25% rate or maximum allowable.

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $10,254,348. The fund generated net foreign source income of $117,998,235 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant. Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 41	Vice President	Executive Vice President of CSCM since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2007

IRFAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”. Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$50,300	$57,717
Audit-Related Fees	10,000	—
Tax Fees	13,000	13,500
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$109,000	$65,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $78,300 and $78,500, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer
(principal financial officer)

Date: March 3, 2008